UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 22, 2004

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

On September 22, 2004, Arch Capital Group Ltd. (“ACGL”) granted to the Chairman of the Board of Directors of ACGL (the “Board”) and certain executive officers of ACGL and its subsidiaries (collectively, the “Company”) awards of options to purchase common shares of ACGL and restricted common shares of ACGL under ACGL’s 2002 Long Term Incentive and Share Award Plan as outlined below.  The following description of the awards and related agreements are qualified in their entirety by the terms and provisions of the forms of the award agreements, which are filed as Exhibits 10.2-10.8 and are incorporated herein by reference.

•	Robert Clements, Chairman of the Board — 10,000 stock options and 1,600 restricted common shares;

•	Constantine Iordanou, President and Chief Executive Officer of ACGL — 120,000 stock options and 19,000 restricted common shares;

•	John D. Vollaro, Executive Vice President, Chief Financial Officer and Treasurer of ACGL — 40,000 stock options and 6,000 restricted common shares;

•

Dwight R. Evans, Chairman and Chief Executive Officer of Arch Reinsurance Ltd. and President and Chief Executive Officer of Arch Worldwide Reinsurance Group — 40,000 stock options and 6,000 restricted common shares;

•

Ralph E. Jones, III, President and Chief Executive Officer of Arch Insurance Group Inc. and President and Chief Executive Officer of Arch Worldwide Insurance Group — 40,000 stock options and 6,000 restricted common share units;

•	Marc Grandisson, President and Chief Operating Officer of Arch Reinsurance Ltd. — 32,000 stock options and 5,000 restricted common shares;

•	John F. Rathgeber, Managing Director and Chief Operating Officer of Arch Reinsurance Company — 24,000 stock options and 5,000 restricted common shares; and

•	Louis T. Petrillo, President and General Counsel of Arch Capital Services Inc. — 24,000 stock options and 5,000 restricted common shares.

Award Terms.  The stock options have an exercise price of $39 per share (which was slightly above the closing price of $38.99 on the date of grant).  Subject to the terms and conditions of the award agreements, the option and restricted share awards vest in three equal annual installments on September 22, 2004, 2005 and 2006.  The stock options will expire on September 22, 2014 unless terminated earlier in accordance with the terms of the agreements.  In addition, as indicated above, Mr. Jones’ restricted share award is in the form of restricted share units, which award will be settled in the common shares of ACGL at the termination of his employment with the Company.

Each award agreement expressly provides for the acceleration of the vesting of the applicable award and, in the case of stock options, adjustments to the option exercise period in the event the award recipient ceases to be a director or an employee of the Company, as applicable, in certain circumstances (such as termination (i) due to death, disability or retirement, (ii) by the Company not for cause or, in certain cases, by the employee for good reason or (iii) in the case of a director, following a change in control), all as set forth in forms of the applicable award agreements filed herewith.

ITEM 9.01.            Exhibits.

EXHIBIT NO.	DESCRIPTION
10.1	Arch Capital Group Ltd. 2002 Long Term Incentive and Share Award Plan*
10.2	Form of Chairman’s Stock Option Agreement, dated as of September 22, 2004
10.3	Form of Stock Option Agreement, dated as of September 22, 2004 — Messrs. Iordanou, Vollaro, Evans and Jones
10.4	Form of Stock Option Agreement, dated as of September 22, 2004 — Messrs. Grandisson, Rathgeber and Petrillo
10.5	Form of Chairman’s Restricted Share Agreement, dated as of September 22, 2004
10.6	Form of Restricted Share Agreement, dated as of September 22, 2004 — Messrs. Iordanou, Vollaro and Evans
10.7	Form of Restricted Share Unit Agreement, dated as of September 22, 2004 — Mr. Jones
10.8	Form of Restricted Share Agreement, dated as of September 22, 2004 — Messrs. Grandisson, Rathgeber and Petrillo

*	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company's Registration Statement on Form S-8, filed on August 30, 2002, File No. 33-98971.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: September 28, 2004	By:	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Arch Capital Group Ltd. 2002 Long Term Incentive and Share Award Plan*
10.2	Form of Chairman’s Stock Option Agreement, dated as of September 22, 2004
10.3	Form of Stock Option Agreement, dated as of September 22, 2004 — Messrs. Iordanou, Vollaro, Evans and Jones
10.4	Form of Stock Option Agreement, dated as of September 22, 2004 — Messrs. Grandisson, Rathgeber and Petrillo
10.5	Form of Chairman’s Restricted Share Agreement, dated as of September 22, 2004
10.6	Form of Restricted Share Agreement, dated as of September 22, 2004 — Messrs. Iordanou, Vollaro and Evans
10.7	Form of Restricted Share Unit Agreement, dated as of September 22, 2004 — Mr. Jones
10.8	Form of Restricted Share Agreement, dated as of September 22, 2004 — Messrs. Grandisson, Rathgeber and Petrillo

*	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company's Registration Statement on Form S-8, filed on August 30, 2002, File No. 33-98971.